Exhibit 32.1

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Green Brick Partners, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Brickman, Chief Executive Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 6, 2020

By:	/s/ James R. Brickman
Name:	James R. Brickman
Title:	Chief Executive Officer